UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 27, 2005


                           Builders FirstSource, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

               0-51357                            52-2084569
               -------                            ----------
       (Commission File Number)        (IRS Employer Identification No.)


               2001 Bryan Street, Suite 1600, Dallas, Texas 75201
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (214) 880-3500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement.

         On June 27, 2005, Builders FirstSource, Inc. (the "Company") entered into a restricted stock award agreement with Mr. Robert C. Griffin (the "Restricted Stock Award Agreement"), in connection with Mr. Griffin's service to the Company as a member of the Company's Board of Directors. Pursuant to the terms of the Restricted Stock Award Agreement and subject to the terms and provisions of the Company's 2005 Equity Incentive Plan, Mr. Griffin received a grant of 3,750 shares of restricted common stock.

         The Restricted Stock Award Agreement, a form of which is attached hereto as Exhibit 10 (the "Form Restricted Stock Award Agreement") provides that no shares of restricted stock may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of prior to the lapse of certain restrictions set forth below. Additionally, if a director ceases to serve as a director for any reason during the course of such director's term, such director's rights to any shares of unvested restricted stock are forfeited as of such date.

         The Form Restricted Stock Award Agreement provides that one-third of the shares (rounded to the nearest whole share) of restricted stock vest and become nonforfeitable on each of the first, second, and third anniversaries of the Grant Date, subject to the director's remaining in the continuous service as a director during such period. In addition, all of the shares of restricted stock immediately vest and become nonforfeitable in the event of a Change in Control of the Company (as defined in the Company's 2005 Equity Incentive
Plan).

         Upon the grant of restricted stock, directors have all of the rights of a stockholder with respect to the shares of such restricted stock, including the right to vote such shares and receive any dividends that may be paid thereon.

         The foregoing description of the Restricted Stock Award Agreement is qualified in its entirety by reference to the Restricted Stock Award Agreement, a form of which is attached hereto as Exhibit 10 and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BUILDERS FIRSTSOURCE, INC.


                                      By: /s/ Donald F. McAleenan
                                          -------------------------------
                                          Name:  Donald F. McAleenan
                                          Title: Senior Vice President,
                                                 General Counsel and Secretary


         Dated: June 30, 2005

                                 EXHIBIT INDEX

Exhibit No.                 Description

    10         Form of Restricted Stock Award Agreement.